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[LOGO]                      The Northeast's Energy Company

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Edison Electric Institute

Financial Conference

San Francisco, CA

                                                                October 31, 2000

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Joan S. Freilich

Executive Vice President &
Chief Financial Officer

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                                                       Consolidated Edison, Inc.

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This presentation contains forward-looking statements, which are statements of future expectations and not facts. Actual results or developments might differ materially from those included in the forward-looking statements because of factors such as competition and industry restructuring, changes in economic conditions, changes in historical weather patterns, changes in laws, regulations or regulatory policies, developments, in legal or public policy doctrines, technological developments and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the two companies' SEC reports.
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Con Edison's track record of delivering on promises
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   -  Earned 12%+ ROE in 13 of last 14 years

   -  Accretive acquisition of O&R

   -  Constructive rate agreements

   -  $1 billion share repurchase completed
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Northeast Utilities completes
three-year recovery
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   -  Profitability restored

   -  Extremely strong Millstone performance over the past 15 months

   -  Restructuring successfully implemented in CT and MA

   - Restructuring agreement approved by NH governor, legislature and regulators

   -  Yankee Gas merger successfully completed
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Con Edison:
The Northeast's Energy Company
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                                    Total assets          $ 26 billion
                                    Electric customers     5.0 million
                                    Gas customers          1.4 million
        [MAP]
                                    Region:
                                    19% of U.S. population
                                    25% of electricity output
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Our "wires and pipes" businesses provide a
strong foundation for future success
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                                    Telecom
                                        &
                                   Technology

                             Specialized Generation
                              Products & Services

                            Electric, Gas and Steam
                                  Distribution
                                Customers/Assets
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New York Global Agreement
addresses major issues
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    -   Extension of current agreement

    -   Continued recovery of energy costs and stranded costs

    -   Provides framework for solid earnings

    -   Approval of NU merger recommended
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Provides extension of current agreement
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    -   Agreement was to expire March 2002

        -   Full rate case would have to be filed in 2001

    -   Global agreement extends rate freeze 3 years - March 2005

    -   Makes permanent the April 2001 rate reduction

    -   Shareholder protections continue (environmental, taxes, inflation, etc.)
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Provides regulatory certainty
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    -   Continued full recovery of all commodity costs

    -   Continued full recovery of all stranded costs

    -   $170 million rate reduction funded by

        -   Achieved productivity and sales growth

        -   Divestiture proceeds
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Provides framework for solid earnings
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    -   No sharing target for year ending March 2001

    -   12.9% threshold for year ending March 2002

    -   11.75% threshold for years ending March 2003, 2004 and 2005
        -   Additional 25 basis points (12% total)
        -   Based on operating performance

    -   Merger savings and incentives/penalties excluded from sharing formula
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Recommends approval of NU merger
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    -   50/50 sharing of net synergies

    -   Rate reduction of $18.5 million
            -   Present value of 10 year synergies

    -   Opportunity to continue sharing after 2005

    -   No tracking of synergy savings
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We are working hard to reduce
market volatility
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    -   Made recommendations to PSC/FERC

    -   Working through the ISO to point out deficiencies

    - 50% hedged in summer, 75% in winter through NUG contracts and own generation

    -   Issued RFP for winter load
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Merger approval process
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    -   Approvals required from NY, NH and CT

    -   SEC and DOJ also required

    - Connecticut DPUC votes 4-1 to approve merger with conditions on October 19, 2000

    -   Request for Reconsideration filing within 15 days of final decision

    -   DPUC reply within 25 days from receipt of Request for Reconsideration
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Regulated Business
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5% Annual Growth Target

Maximize Value of Assets

Economic Growth

Efficiencies

Superb Customer Service

Critical Mass of Electric, Gas and Steam Customers
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Our expertise assures that we will take full advantage of our growth potential
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    -   Highest electric reliability performance

    -   Continuing high load growth

    -   Unparalleled knowledge of Northeast energy markets

    -   Unmatched expertise in underground cable build-out and operation

    -   High-tech, learning organization
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Gas distribution
growth through conversions
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Home heating potential market

% of market NOT served by natural gas

Con Edison of New York     45
Yankee Gas                 65
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We are continuing the focus that is the foundation of our success
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    -   Increased efficiency and productivity
        -   Economies of scale - B2B
        -   Best practices
        -   Technology

    -   Reinforce infrastructure for new growth

    -   Long-term rate agreements
        -   Capture gains for shareholder

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John H. Forsgren

Executive Vice President & Chief
Financial Officer

                                   Northeast Utilities System

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Acting Chairman and CEO
                                   NEON Communications, Inc.
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We are exiting the nuclear business to reduce business risk
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    -   Connecticut - Millstone 1, 2 & 3

        -   Dominion to acquire units for $1.3 billion

            -   CL&P to receive $843 million; WMECO $196 million

        -   Closing expected April 2001

    -   New Hampshire - Seabrook

        -   Auction to follow final approval of restructuring plan

    -   New York - Indian Point 2

        -   Winner to be announced in the Fall

        -   Closing in mid 2001
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We are creating value for shareholders in regulated and unregulated markets
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    -   We can achieve 5% growth in the regulated business

    - We are exploring opportunities in various areas and looking to create alliances

    -   Generation will have a niche role in earnings growth

    -   Telecom has the potential to be an engine for growth
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Combined Con Edison/NU non-regulated activities provide a strong growth platform
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  Con Edison                                              Northeast Utilities
---------------                                           -------------------

   Solutions-------------------Retail Marketing &----------------Select
                                Energy Services


Energy                         Wholesale Marketing                HEC

Development-----------------------Generation:
                                 Development,                     NGC
                              Ownership, Services-----------------NGS

  Communications---------------Telecommunications--------------Mode 1/NEON
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We will leverage our knowledge of the energy market
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Specialized Generation  Products & Services
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Investments in strategic power generation facilities will enhance growth
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1.  Northfield Mtn.
2.  CEEMI
3.  Mt. Tom
4.  Holyoke Project
5.  Housatonic Hydro
6.  Eastern Hydro
7.  Newington (under construction)
8.  Lakewood

    Con Edison / NU
   combined capacity
        2,500 MW

NEPOOL 23,000 MW

NYPOOL 30,000 MW

Regional 1999 peak load 105,000 MW

PJM 52,000 MW
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We will leverage our customer base and infrastructure skills through telecom investments and alliances
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                                    Telecom
                                       &
                                   Technology
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Our telecommunications business is rapidly emerging as a significant earnings growth driver
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Con Edison Communications

    -   Building out in NYC and Westchester

        -   NYC franchise received

    -   Expected to:

        -   Become profitable by year-end 2001

        -   Generate $50 million in income by 2004

    -   Strategic partnership with NEON

    -   Other alliances being evaluated
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NEON: a map of opportunity
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            -   Market metrics

                -   Target market includes 12 states

                -   30 million people

                -   1 million businesses

                -   19 million access lines
   [MAP]
            -   Ownership

                -   NU owns 4.8 million shares, or 22%

                -   Con Edison acquired 10.75% stake

                -   7.5 million shares publicly traded (NASDAQ: NOPT)
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NEON's Business Plan: Focus on Wholesale Market
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    -   65,000 fiber miles, 1,100 route miles from New York to Maine

    - Partnership at Con Edison Communications and Exelon would add 440 route miles, about 9,000 fiber miles

    -   Focus on large and medium-size cities in New England

    -   Install advanced optronic equipment

    - Major customers include AT&T Local, MCI WorldCom, Sprint, RCN, CTC Communications, Network PLUS
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We offer low-risk and dependable return potential
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    -   Strong growth at Con Edison and NU

    -   Synergies and cost controls increase growth

    -   Plant sales and securitizations greatly reduce stranded cost exposure

    - Leveraging core assets provides even greater earnings growth and returns to shareholders

    -   Demonstrated ability and commitment to achieve targets
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Our commitment to the future
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    -   Achieve accelerated growth in regulated businesses

    -   Capitalize on unregulated growth opportunities

    -   Leverage strong management team

DELIVER VALUE TO SHAREHOLDERS